Exhibit 24
Nucor Corporation
2002 Form 10-K

LIMITED POWER OF ATTORNEY
NUCOR CORPORATION FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

That I, Peter C. Browning, the grantor, do by these presents hereby make, constitute and appoint Daniel R. DiMicco and Terry S. Lisenby, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to the Form 10-K Annual Report of Nucor Corporation for calendar year 2002 filed with the Securities and Exchange Commission, and any and all amendments thereto.

Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 5th day of March, 2003.

/s/ PETER C. BROWNING

Peter C. Browning

STATE OF North Carolina	)
) ss:
COUNTY OF Mecklenburg	)

I, Kelly J. Wilmoth, a Notary Public in and for the State and County aforesaid, do hereby certify that Peter C. Browning, the grantor of the foregoing Limited Power of Attorney, bearing date on the 5th day of March, 2003, personally appeared before me in this jurisdiction, being personally well known to me as the person who executed the said instrument, and acknowledged the same to be the act and deed of the grantor.

Given under my hand and seal this 5th day of March, 2003.

/s/ KELLY J. WILMOTH

Notary Public
My commission expires on August 23, 2003

LIMITED POWER OF ATTORNEY
NUCOR CORPORATION FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

That I, Clayton C. Daley, Jr., the grantor, do by these presents hereby make, constitute and appoint Daniel R. DiMicco and Terry S. Lisenby, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to the Form 10-K Annual Report of Nucor Corporation for calendar year 2002 filed with the Securities and Exchange Commission, and any and all amendments thereto.

Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 5th day of March, 2003.

/s/ CLAYTON C. DALEY, JR.

Clayton C. Daley, Jr.

STATE OF North Carolina	)
) ss:
COUNTY OF Mecklenburg	)

I, Kelly J. Wilmoth, a Notary Public in and for the State and County aforesaid, do hereby certify that Clayton C. Daley, Jr., the grantor of the foregoing Limited Power of Attorney, bearing date on the 5th day of March, 2003, personally appeared before me in this jurisdiction, being personally well known to me as the person who executed the said instrument, and acknowledged the same to be the act and deed of the grantor.

Given under my hand and seal this 5th day of March, 2003.

/s/ KELLY J. WILMOTH

Notary Public
My commission expires on August 23, 2003

LIMITED POWER OF ATTORNEY
NUCOR CORPORATION FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

That I, Harvey B. Gantt, the grantor, do by these presents hereby make, constitute and appoint Daniel R. DiMicco and Terry S. Lisenby, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to the Form 10-K Annual Report of Nucor Corporation for calendar year 2002 filed with the Securities and Exchange Commission, and any and all amendments thereto.

Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 5th day of March, 2003.

/s/ HARVEY B. GANTT

Harvey B. Gantt

STATE OF North Carolina	)
) ss:
COUNTY OF Mecklenburg	)

I, Kelly J. Wilmoth, a Notary Public in and for the State and County aforesaid, do hereby certify that Harvey B. Gantt, the grantor of the foregoing Limited Power of Attorney, bearing date on the 5th day of March, 2003, personally appeared before me in this jurisdiction, being personally well known to me as the person who executed the said instrument, and acknowledged the same to be the act and deed of the grantor.

Given under my hand and seal this 5th day of March, 2003.

/s/ KELLY J. WILMOTH

Notary Public
My commission expires on August 23, 2003

LIMITED POWER OF ATTORNEY
NUCOR CORPORATION FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

That I, Victoria F. Haynes, the grantor, do by these presents hereby make, constitute and appoint Daniel R. DiMicco and Terry S. Lisenby, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to the Form 10-K Annual Report of Nucor Corporation for calendar year 2002 filed with the Securities and Exchange Commission, and any and all amendments thereto.

Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 5th day of March, 2003.

/s/ VICTORIA F. HAYNES

Victoria F. Haynes

STATE OF North Carolina	)
) ss:
COUNTY OF Mecklenburg	)

I, Kelly J. Wilmoth, a Notary Public in and for the State and County aforesaid, do hereby certify that Victoria F. Haynes, the grantor of the foregoing Limited Power of Attorney, bearing date on the 5th day of March, 2003, personally appeared before me in this jurisdiction, being personally well known to me as the person who executed the said instrument, and acknowledged the same to be the act and deed of the grantor.

Given under my hand and seal this 5th day of March, 2003.

/s/ KELLY J. WILMOTH

Notary Public
My commission expires on August 23, 2003

LIMITED POWER OF ATTORNEY
NUCOR CORPORATION FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

That I, James D. Hlavacek, the grantor, do by these presents hereby make, constitute and appoint Daniel R. DiMicco and Terry S. Lisenby, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to the Form 10-K Annual Report of Nucor Corporation for calendar year 2002 filed with the Securities and Exchange Commission, and any and all amendments thereto.

Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 5th day of March, 2003.

/s/ JAMES D. HLAVACEK

James D. Hlavacek

STATE OF North Carolina	)
) ss:
COUNTY OF Mecklenburg	)

I, Kelly J. Wilmoth, a Notary Public in and for the State and County aforesaid, do hereby certify that James D. Hlavacek, the grantor of the foregoing Limited Power of Attorney, bearing date on the 5th day of March, 2003, personally appeared before me in this jurisdiction, being personally well known to me as the person who executed the said instrument, and acknowledged the same to be the act and deed of the grantor.

Given under my hand and seal this 5th day of March, 2003.

/s/ KELLY J. WILMOTH

Notary Public
My commission expires on August 23, 2003

LIMITED POWER OF ATTORNEY
NUCOR CORPORATION FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

That I, Raymond J. Milchovich, the grantor, do by these presents hereby make, constitute and appoint Daniel R. DiMicco and Terry S. Lisenby, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to the Form 10-K Annual Report of Nucor Corporation for calendar year 2002 filed with the Securities and Exchange Commission, and any and all amendments thereto.

Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 5th day of March, 2003.

/s/ RAYMOND J. MILCHOVICH

Raymond J. Milchovich

STATE OF North Carolina	)
) ss:
COUNTY OF Mecklenburg	)

I, Kelly J. Wilmoth, a Notary Public in and for the State and County aforesaid, do hereby certify that Raymond J. Milchovich, the grantor of the foregoing Limited Power of Attorney, bearing date on the 5th day of March, 2003, personally appeared before me in this jurisdiction, being personally well known to me as the person who executed the said instrument, and acknowledged the same to be the act and deed of the grantor.

Given under my hand and seal this 5th day of March, 2003.

/s/ KELLY J. WILMOTH

Notary Public
My commission expires on August 23, 2003

LIMITED POWER OF ATTORNEY
NUCOR CORPORATION FORM 10-K ANNUAL REPORTS

KNOW ALL MEN BY THESE PRESENTS:

That I, Thomas A. Waltermire, the grantor, do by these presents hereby make, constitute and appoint Daniel R. DiMicco and Terry S. Lisenby, or either of them, true and lawful attorneys-in-fact for me and in my name, place and stead, to sign my name in the capacity stated and where required to the Form 10-K Annual Report of Nucor Corporation for calendar year 2002 filed with the Securities and Exchange Commission, and any and all amendments thereto.

Granting and giving unto my attorneys-in-fact authority and power to do and perform any and all other acts necessary or incident to the performance and execution of the powers herein expressly granted, with power to do and perform all acts authorized hereby, as fully as to all intents and purposes as I, the grantor, might or could do if personally present, with full power of substitution.

IN WITNESS WHEREOF, I have hereunto set my hand as of the 5th day of March, 2003.

/s/ THOMAS A. WALTERMIRE

Thomas A. Waltermire

STATE OF North Carolina	)
) ss:
COUNTY OF Mecklenburg	)

I, Kelly J. Wilmoth, a Notary Public in and for the State and County aforesaid, do hereby certify that Thomas A. Waltermire, the grantor of the foregoing Limited Power of Attorney, bearing date on the 5th day of March, 2003, personally appeared before me in this jurisdiction, being personally well known to me as the person who executed the said instrument, and acknowledged the same to be the act and deed of the grantor.

Given under my hand and seal this 5th day of March, 2003.

/s/ KELLY J. WILMOTH

Notary Public
My commission expires on August 23, 2003